SKYSTAR BIO-PHARMACEUTICAL COMPANY
RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (“Agreement”) is made and entered into as of the date set forth below, by and between SKYSTAR BIO-PHARMCEUTICAL COMPANY, a Nevada corporation (the “Company”), and the person named as “Grantee” in Section 1(b) (“Grantee”):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.           Stock Award Information.

(a) Date of Award:	April 16, 2010

(b) Grantee:	R. Scott Cramer

(c) Number of Shares:	10,000

(d) Original Value:	$

(e) Amount Paid for Shares by Grantee:	$-0-

2.           Acknowledgements.

(a)           Grantee, a director of the Company, has entered into a Services Agreement dated as of April 16, 2010 (the “Service Agreement”), to provide services to the Company unrelated to his directorship.

(b)           The Company has adopted a 2010 Incentive Stock Plan (the “Plan”) under which the Company’s common stock (“Stock”) may be offered to directors, officers, employees and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Rule 701 thereunder.

3.           Shares; Value. The Company hereby grants to Grantee, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the “Shares”), which Shares have a fair value per share (“Original Value”) equal to the amount set forth in Section 1(d). For the purpose of this Agreement, the terms “Share” or “Shares” shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company. The number of Shares covered by this Agreement and the Original Value thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

4.           Investment Intent. Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

5.           Vesting.  The Shares shall be issued in the amounts and on the dates specified in the following schedule so long as the Service Agreement remains in effect on such dates.  The Committee may at any time accelerate the vesting schedule specified in this Section 3.

Number of Shares Vested	Vesting Date
2,500 (25%)	June 30, 2010
2,500 (25%)	September 30, 2010
2,500 (25%)	December 31, 2010
2,500 (25%)	March 31, 2011

6.           Restriction and Conditions.

(a)           Any book entries for the Shares granted herein shall bear an appropriate legend, as determined by the Committee in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

(b)           The Shares granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(c)           The Shares shall further be subject to the restrictions and conditions set forth hereinafter and in the Plan, including the limitations on transferability.

7.           Repurchase of Shares

(a)           Repurchase Right. For the purposes of this Section, a “Repurchase Event” shall mean an occurrence of one of (i) the termination of the Services Agreement, voluntarily or involuntarily and with or without cause; or (ii) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right to purchase all or any portion of the Shares of Grantee, at a price equal to the original amount paid for the Shares by the Grantee, as set forth in Section 1(e) above.

(b)           Exercise of Repurchase Right. Any Repurchase Right under Paragraph 7(a) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of the occurrence of the Repurchase Event. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 7.

(c)           Acceptance of Restrictions. Acceptance of the Shares shall constitute the Grantee’s agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(d)           Permitted Transfers.  Notwithstanding any provisions in this Section 7 to the contrary, the Grantee may transfer Shares subject to this Agreement to his parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

8.           Representations and Warranties of the Grantee. This Agreement and the issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:

(a)           The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends, among other things, upon the bona fide nature of his representations as expressed herein;

(b)           The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption;

(c)           Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information,

(d)           Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ’SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

(e) All certificates representing the Shares shall bear legends in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN STOCK AWARD AGREEMENT DATED __________, 2010 BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

9.           Stand-off Agreement. Grantee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 9 shall survive any termination of this Agreement.

10.         Termination of Agreement. This Agreement shall terminate on the written agreement of all parties to that effect.

11.         Agreement Subject to Plan; Applicable Law. This Grant is made pursuant to the Plan and shall be interpreted to comply therewith.  A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Grant shall be governed by the laws of the State of Nevada and subject to the exclusive jurisdiction of the courts therein.

12.         Miscellaneous.

(a)           Notices. Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company’s records.

(b)           Entire Agreement. This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

(c)           Enforcement. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Nevada and subject to the exclusive jurisdiction of the courts located in the County of Clark in the State of Nevada. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

(d)           Validity of Agreement. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

[SIGNATURE PAGE FOLLOWS]

In Witness Whereof, the parties have executed this Agreement as of the date first above written.

COMPANY:	SKYSTAR BIO-PHARMACEUTICAL
COMPANY
a Nevada corporation

	By:	/s/ Weibing Lu
	Name:	Weibing Lu
	Title:	Chief Executive Officer

GRANTEE:	By:	/s/ R. Scott Cramer
	Name:	R. Scott Cramer